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                                                                    Exhibit 10.1

StemCells, Inc.
3155 Porter Drive
Palo Alto, CA  94304
Attention:  Chief Executive Officer

Ladies and Gentlemen:

         The undersigned, ________________________________ (the "Investor"),
hereby confirms its agreement with you as follows:

         1. This Purchase Agreement (the "Agreement") is made as of October 25, 2004 between StemCells, Inc., a Delaware corporation (the "Company"), and the Investor.

         2. The Company has authorized the sale and issuance of up to 7,500,000 shares of common stock of the Company (the "Shares") in a public offering. The offering has been registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-83992) as amended (the "Registration Statement"). The Registration Statement was declared effective on July 2, 2002 and remains effective on the date hereof.

         3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor _________ Shares for a purchase price of $3.00 per Share, or an aggregate purchase price of $__________. The Investor acknowledges that the offering of the Shares is not a firm commitment underwriting and that there is no minimum offering amount.

         4. The completion of the purchase and sale of the Shares (the "Closing") shall occur on October 28, 2004 (the "time of purchase"). At or prior to the Closing, the Investor shall deliver to C.E. Unterberg Towbin, LLC, as agent for the Company ("CEUT"), a Federal Funds wire transfer in the full amount of the purchase price for the Shares being purchased by the Investor. At the Closing, the Company shall deliver to the Investor, using customary book-entry procedures, the number of Shares as set forth above in Section 3 against delivery to the Company by CEUT of a Federal Funds wire transfer in the net amount (after payment of agents' fees and expenses) of the purchase price for the Shares being purchased.

         5. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company,
(b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof:
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         6. The Investor hereby confirms receipt of the Prospectus Supplement dated October 25, 2004 and the Basic Prospectus dated July 3, 2002 (collectively, the "Prospectus") of the Company distributed by email to the Investor accompanied by this Agreement. The Investor confirms that it had full access to the Prospectus and was fully able to read, review, download and print the Prospectus.

         7. The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

         8. The Investor further represents and warrants to the Company that the Investor is purchasing the Shares for the Investor's own account and not with a view to or for sale in connection with any distribution of the Shares.

         9. Each of the Company and the Investor represents and warrants to, and covenants with, the other party, that (a) it has full right, power, authority and capacity to enter into this Purchase


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Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Purchase Agreement, and (b) this Purchase Agreement constitutes a valid and binding obligation of the Investor enforceable against it in accordance with the terms of this Purchase Agreement.

         10. The Investor understands that nothing in the Prospectus, this Purchase Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

         11. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

         12. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

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
                                                              Name of Investor:

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                                                              By:
                                                                 -------------------------------------------------
                                                                   Name:
                                                                   Title:
                                                              Address:
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                                                              Tax ID No.:
                                                                         -----------------------------------------
                                                              Contact Name:
                                                                           ---------------------------------------
                                                              Contact Fax Number:
                                                                                 ---------------------------------
                                                              Contact Email:
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                                                              Contact Telephone Number:
                                                                                       ---------------------------
                                                              Name in which book-entry should be made (if
                                                              different):
                                                                         -----------------------------------------
                                                              Broker:
                                                                     ---------------------------------------------
                                                              Broker Contact Name:
                                                                                  --------------------------------
                                                              Broker Phone Number:
                                                                                  --------------------------------
                                                              Broker Fax:
                                                                         -----------------------------------------
                                                              Broker Email:
                                                                           ---------------------------------------
                                                              DTC Account Number:
                                                                                 ---------------------------------
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AGREED AND ACCEPTED:

STEMCELLS, INC.


By:
   --------------------------------------------------
     Name:
     Title: